                                                               EXHIBIT 10.33B

                                   SCHEDULE 1.3

                           ALLOCATION OF PURCHASE PRICE



          Aggregate Consideration
Cash at Closing                                                 $15,550,000
NHP Note                                                         $4,000,000
Seller Costs paid by Buyer                                         $750,000
Assumption of Goldberg/CDM Inc. debt.                              $741,000
Assumption of Goldberg/HH Inc. debt.                               $701,000
                                                                -----------
                                                                $21,742,000

          Assets Purchased (recipient)

Management rights (PRC, Inc.)                                    $4,922,000
Goldberg CDM Loans  (Stephen A. Goldberg)                        $4,739,000
Goldberg HH Loans  (Stephen A. Goldberg)                         $4,811,000
HH Funding Loan  (HHF LP)                                          $682,000
PHH Stock (Mainguys)                                             $2,573,000
PHH LP interest (Diana L. Goldberg)                              $2,573,000
CDM Inc. Stock (Stephen A. Goldberg)                               $741,000
HH Inc. Stock (Stephen A. Goldberg)                                $701,000
                                                                -----------
                                                                $21,742,000

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